Evergreen

                                   [GRAPHIC]

FIXED INCOME FUNDS

Prospectus, March 1, 2002,
as amended June 10, 2002

o Evergreen Short Intermediate Bond Fund
  (formerly Evergreen Fixed Income Fund)

o Class A

o Class B

o Class C

[LOGO]
Evergreen Investments(SM)
         MUTUAL FUNDS

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

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                                TABLE OF CONTENTS
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FUND RISK/RETURN SUMMARY:

Overview of Fund Risks ....................................................    1

Evergreen Short Intermediate Bond Fund ....................................    2

GENERAL INFORMATION:

The Fund's Investment Advisor .............................................    4

The Fund's Portfolio Managers .............................................    4

Calculating the Share Price ...............................................    4

How to Choose an Evergreen Fund ...........................................    4

How to Choose the Share Class That Best Suits You .........................    4

How to Buy Shares .........................................................    7

How to Redeem Shares ......................................................    8

Other Services ............................................................    9

The Tax Consequences of Investing in the Fund .............................    9

Fees and Expenses of the Fund .............................................   10

Other Fund Practices ......................................................   11

In general, the Fund seeks to maximize total return through current income and capital growth. The Fund emphasizes investments in investment grade debt securities, including corporate, mortgage-backed and asset-backed securities.

Fund Summaries Key

The Fund's summary is organized around the following basic topics and questions:

[GRAPHIC] INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

[GRAPHIC] INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

[GRAPHIC] RISK FACTORS

What are the specific risks for an investor in the Fund?

[GRAPHIC] PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

[GRAPHIC] EXPENSES

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

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                             OVERVIEW OF FUND RISKS
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                                     Short
                                  Intermediate
                                   Bond Fund

typically relies on a combination of the following strategies:

o investing primarily in U.S. dollar-denominated investment grade debt securities;

o investing a portion of its assets in U.S. Treasury and agency obligations, corporate, mortgage-backed and asset-backed securities; and

o selling a portfolio investment: (i) when the issuer's investment fundamentals begin to deteriorate; (ii) to take advantage of more attractive yield opportunities; (iii) when the investment no longer appears to meet the Fund's investment objective; (iv) when the Fund must meet redemptions; or (v) for other reasons which the portfolio managers deem necessary.

may be appropriate for investors who:

o     seek to maximize total return.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Following this overview, you will find information on the Fund's specific investment strategies and risks.

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Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

o     not guaranteed to achieve its investment goal

o     not a deposit with a bank

o     not insured, endorsed or guaranteed by the FDIC or any government agency

o subject to investment risks, including possible loss of your original investment

Like most investments, your investment in the Fund could fluctuate significantly in value over time and could result in a loss of money.

Following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Interest Rate Risk

When interest rates go up, the value of debt securities tends to fall. Since the Fund invests a significant portion of its portfolio in debt securities, if interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by the Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Fund invests in debt securities, the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. The Fund may also be subject to credit risk to the extent it engages in transactions, such as dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

Mortgage-Backed and Asset-Backed Securities Risk

Like other debt securities, changes in interest rates generally affect the value of mortgage-backed securities and other asset-backed securities. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment of mortgages may expose the Fund to a lower rate of return when it reinvests the principal. Prepayment risks in mortgage-backed securities tend to increase during periods of declining interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates.

Foreign Investment Risk

If the Fund invests in non-U.S. securities, it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment. In addition, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield, total return earned on and the value of your investment in the Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.


                                                            FIXED INCOME FUNDS 1
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                                    EVERGREEN
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                          Short Intermediate Bond Fund

[GRAPHIC] INVESTMENT GOAL

The Fund seeks to maximize total return through a combination of current income and capital growth.

[GRAPHIC] INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 1.

The Fund normally invests at least 80% of its assets in dollar-denominated investment grade debt securities, including mortgage- and asset-backed debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government, corporate bonds, mortgage-backed securities, asset-backed securities, and other income producing securities. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income. The Fund expects duration to provide a better measure of interest rate sensitivity than maturity. Accordingly, the Fund intends to limit duration to 2 1/4 to 4 1/2 years while the weighted average maturity is expected to be longer than the weighted average duration. Maturity measures the average final payable dates of debt instruments. Duration measures the average life of a bond, defined as the weighted average of the periods until each payment is made, with weights proportional to the present value of the payment. In addition, the remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or shares of registered investment companies. As part of its investment strategy, the Fund may engage in dollar roll transactions, which allows the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.

The Fund may invest up to 20% of its portfolio in foreign securities.

[GRAPHIC] RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:

o     Interest Rate Risk

o     Credit Risk

o     Mortgage-Backed and Asset-Backed Securities Risk

o     Foreign Investment Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

FUND FACTS:

Goal:

o     Maximize Total Return

Principal Investments:

o     Investment Grade Debt Securities

o     U.S. Treasury and Agency Obligations

o     Corporate and Mortgage-Backed Securities

Classes of Shares Offered in this Prospectus:

o     Class A

o     Class B

o     Class C

Investment Advisor:

o     Evergreen Investment Management Company, LLC

Sub-Advisor:

o     Tattersall Advisory Group, Inc.

Portfolio Managers:

o     By Team

Dividend Payment Schedule:

o     Monthly


2 FIXED INCOME FUNDS
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                                    EVERGREEN
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[GRAPHIC] PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

Year-by-Year Total Return for Class I Shares (%)

   [The following table was depicted as a bar chart in the printed material.]

1992   1993    1994    1995    1996    1997    1998    1999    2000    2001
5.75%  8.11%  -2.57%  14.52%   3.59%   6.61%   8.06%   0.55%  10.56%   8.52%

Best Quarter:    2nd Quarter    1995        +4.82%
Worst Quarter:   1st Quarter    1994        -2.31%

Year-to-date total return through 3/31/2002 is +0.99%.

The next table lists the Fund's average annual total return for Class I shares over the past one, five and ten years and since inception. The after tax returns shown are for Class I, the Fund's oldest class; after tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Intermediate Term Government/Credit Index (LBIGCI), an unmanaged fixed income index that includes fixed-rate U.S. government, U.S. government agency, and investment grade corporate securities. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2001)*

                                 Inception                                                     Performance
                                  Date of                                                         Since
                                   Class            1 year           5 year       10 year       3/31/1977
Class I                          11/24/1997          8.52%           6.80%         6.27%          8.16%

Class I +                        11/24/1997          5.23%             N/A           N/A            N/A
(after taxes on distributions)

Class I +                        11/24/1997          5.25%             N/A           N/A            N/A
(after taxes on distributions and sale of Fund shares)

LBIGCI                                               8.96%           7.10%         6.81%          8.93%

* Since Classes A, B and C have no previous operating history, the performance shown is for Class I which is not offered in this prospectus. The performance of each class would differ only to the extent that the classes do not have the same expenses or sales charges. Year-by-Year Total Return and Average Annual Total Return do not include the effects of Rule 12b-1 fees or applicable sales charges, as Class I does not have a sales charge and does not pay 12b-1 fees. The 12b-1 fees are 0.10% for Class A, and 1.00% for Classes B and C. The sales charge for Class A is up to 3.25% and the deferred sales charge is up to 5.00% for Class B and up to 2.00% for Class C. If Classes A, B and C had been in existence for the periods presented above, their average annual total returns would have been lower. Prior to 11/24/1997, the returns for Class I are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

+ The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. Due to the different tax treatments of CTFs, after-tax returns prior to 11/24/1997 cannot be calculated.

[GRAPHIC] EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses for the Fund are estimated for the fiscal year ending 6/30/2002.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction
Expenses                                      Class A       Class B      Class C
Maximum sales charge
  imposed on purchases
  (as a % of offering price)                   3.25%*        None         None

Maximum deferred sales
  charge (as a % of either
  the redemption amount
  or initial investment,
  whichever is lower)                          None*         5.00%        2.00%

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                                                      Total Fund      Total Fund
                                                      Operating       Operating
                                                       Expenses        Expenses
            Management       12b-1         Other       (Before         (After
               Fees          Fees        Expenses       Waiver)        Waiver)*

Class A        0.42%         0.10%         0.16%         0.68%          0.67%
Class B        0.42%         1.00%         0.16%         1.58%          1.57%
Class C        0.42%         1.00%         0.16%         1.58%          1.57%

+     Estimated for the fiscal year ending 6/30/2002.

* The Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of one year beginning in June 2002 in order to limit Total Fund Operating Expenses to the amounts shown in Total Fund Operating Expenses (After Waiver).

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of the Fund, any fee waivers or expense reimbursements in effect for the periods described above and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                               Assuming Redemption                Assuming
                                 At End of Period               No Redemption
                         -------------------------------     -------------------
After:                   Class A     Class B     Class C     Class B     Class C

 1 year                   $  391      $  660      $  360      $  160      $  160

 3 years                  $  535      $  798      $  498      $  498      $  498

 5 years                  $  690      $1,059      $  859      $  859      $  859

10 years                  $1,143      $1,522      $1,877      $1,522      $1,877


                                                            FIXED INCOME FUNDS 3
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                                    EVERGREEN
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THE FUND'S INVESTMENT ADVISOR

An investment advisor manages the Fund's investments and supervises its daily business affairs. The investment advisor for the Evergreen Funds is a subsidiary of Wachovia Corporation (Wachovia), (formerly First Union Corporation), the fourth largest bank holding company in the United States, with over $319.9 billion in consolidated assets as of 3/31/2002. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Fund. EIMC has been managing mutual funds and private accounts since 1932 and manages over $96.6 billion in assets for 103 of the Evergreen Funds as of 3/31/2002. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

For the fiscal year ended 9/30/2001, the aggregate advisory fee paid to EIMC by the Fund was 0.40% of the Fund's average daily net assets.

Tattersall Advisory Group, Inc. (TAG) is the investment sub-advisor to the Fund. TAG, a subsidiary of Wachovia Corporation, has been managing fixed income accounts since 1976 and manages $7.9 billion in assets for 10 of the Evergreen Funds as of 3/31/2002. TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

THE FUND'S PORTFOLIO MANAGERS

The Fund is managed by a team of fixed income portfolio management professionals of TAG, with team members responsible for various fixed income sectors.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by the Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen Fund, you should:

o Most importantly, read the prospectus to see if the Fund is suitable for you.

o Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.

o Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1-800-343-2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreeninvestments.com.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

After choosing a Fund, you select a share class. The Fund offers up to five different share classes. Only Class A, Class B and Class C shares are offered in this prospectus. Each class has its own sales charge. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

Class A

If you select Class A shares, you may pay a front-end sales charge of up to 3.25%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to an expense known as 12b-1 fees.

The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

                            As a % of         As a %               Dealer
Your                     NAV excluding       of your              commission
Investment                sales charge      investment          as a % of NAV

Up to $49,999                 3.25%            3.36%                2.75%

$50,000-$99,999               3.00%            3.09%                2.75%

$100,000-$249,999             2.50%            2.56%                2.25%

$250,000-$499,999             2.00%            2.04%                1.75%

$500,000-$999,999             1.50%            1.52%                1.25%

$1,000,000-2,999,999          0.00%            0.00%         0.50% of the first
                                                              $2,999,999, plus,

$3,000,000 or greater         0.00%            0.00%          0.25% of amounts
                                                              equal to or over
                                                                 $3,000,000


4 FIXED INCOME FUNDS
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                                    EVERGREEN
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Class A shares are offered at NAV to corporate or certain other qualified retirement plans, or non-qualified deferred compensation plans of Title I ERISA tax sheltered annuities or TSA plans sponsored by an organization having 100 or more eligible employees (certain plans may require a greater number of eligible employees). Such purchases are subject to a dealer commission of 1.00% of the amount of purchase (subject to recapture upon early redemption) if redeemed within 12 months after the month of purchase.

Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within one year after the month of purchase.

Three ways you can reduce your Class A sales charges:

1. Rights of Accumulation. You may add the value of all of your existing Evergreen Funds investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

2. Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same front-end sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

3. Combined Purchases. You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen Funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 2.50% of the offering price, rather than 3.25%).

Contact your investment professional or a service representative at the Evergreen Service Company, LLC at 1-800-343-2898 if you think you may qualify for any of these services. For more information on these services see "Sales Charge Waivers and Reductions" in the SAI.

The Fund may also sell Class A shares at net asset value without a front-end or deferred sales charge to the Directors, Trustees, officers and employees of the Fund, and the advisory affiliates of Wachovia and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI), and to a bank or trust company acting as trustee for a single account.

Class B

If you select Class B shares, you do not pay a front-end sales charge, and your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase.

The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

                                                                   Maximum
                                                                  Deferred
Time Held                                                       Sales Charge

Month of Purchase + First 12 Month Period                           5.00%

Month of Purchase + Second 12 Month Period                          4.00%

Month of Purchase + Third 12 Month Period                           3.00%

Month of Purchase + Fourth 12 Month Period                          3.00%

Month of Purchase + Fifth 12 Month Period                           2.00%

Month of Purchase + Sixth 12 Month Period                           1.00%

Thereafter                                                          0.00%

After 7 Years                                                Converts to Class A

Dealer Allowance                                                    5.00%

The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

Class C

Like Class B shares, you do not pay a front-end sales charge on Class C shares. However, your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within two years after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fees paid by the Class C shares continue for the life of the account.

The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

                                                                      Maximum
                                                                     Deferred
Time Held                                                          Sales Charge

Month of Purchase + First 12 Month Period                              2.00%

Month of Purchase + Second 12 Month Period                             1.00%

Thereafter                                                             0.00%

Dealer Allowance                                                       2.00%

The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.


                                                            FIXED INCOME FUNDS 5
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                                    EVERGREEN
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Waiver of Class B or Class C Deferred Sales Charges

You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

o When the shares were purchased through reinvestment of dividends/capital gains

o     Death or disability

o Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA

o     Systematic withdrawals of up to 1.00% of the account balance per month

o     Loan proceeds and financial hardship distributions from a retirement plan

o Returns of excess contributions or excess deferral amounts made to a retirement plan participant

Calculating the Deferred Sales Charge

If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the deferred sales charge and then shares held the longest, in an effort to keep the deferred sales charge a shareholder must pay as low as possible. The deferred sales charge on any redemption is, to the extent permitted by NASD Regulation, Inc. paid to EDI or its predecessor.

Promotional Incentives on Dealer Commissions

EDI may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at EDI's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions. Please consult the SAI for more information regarding promotional incentives.


6 FIXED INCOME FUNDS
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                                    EVERGREEN
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HOW TO BUY SHARES

Evergreen Funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional or an Evergreen Funds service representative.

Minimum Investments

                                       Minimum
                                       Initial
                                       Purchase               Minimum
                                      of Class A,           Additional
                                        B and C              Purchases

Regular Accounts                        $1,000                 None

IRAs                                      $250                 None

Systematic Investment Plan                 $50              $25/monthly
                                                         (for Classes A,
                                                             B and C)

Method            Opening an Account                                            Adding to an Account
By Mail or        o Complete and sign the account application. Applications     o Make your check payable to Evergreen Funds.
through an          may be downloaded off our website at
Investment          www.evergreeninvestments.com.                               o Write a note specifying:
Professional
                  o Make the check payable to Evergreen Funds. Cash, credit       - the Fund name
                    cards, third party checks, credit card checks or money
                    orders will not be accepted.                                  - share class

                  o Mail the application and your check to the address            - your account number
                    below:
                                                                                  - the name(s) in which the account is registered
                    Postal Service Address:     Overnight Address:
                    Evergreen Funds             Evergreen Funds                 o Mail to the address below or deliver to your
                    P.O. Box 8400               66 Brooks Drive, Suite 8400       investment professional.
                    Boston, MA 02266-8400       Braintree, MA 02184-3800

                  o Or deliver them to your investment professional
                    (provided he or she has a broker-dealer arrangement with EDI).

By Phone          o Call 1-800-343-2898 to set up an account number and get     o Call the Evergreen Express Line at 1-800-346-3858
                    wiring instructions                                           24 hours a day or to speak with an Evergreen Funds
                                                                                  service representative call 1-800-343-2898 between
                  o Instruct your bank to wire or transfer your purchase          8 a.m. and 6 p.m. Eastern time, on any business
                    (they may charge a wiring fee).                               day.

                  o Complete the account application and mail to:               o If your bank account is set up on file, you can
                                                                                  request either:
                    Postal Service Address:     Overnight Address:
                    Evergreen Funds             Evergreen Funds                   - Federal Funds Wire (offers immediate access
                    P.O. Box 8400               66 Brooks Drive, Suite 8400         to funds) or
                    Boston, MA 02266-8400       Braintree, MA 02184-3800
                                                                                  - Electronic transfer through the Automated
                  o Trades accepted after 4 p.m. Eastern time on market             Clearing House which avoids wiring fees.
                    trading days will receive the next market day's closing
                    price.*

By Exchange       o You can make an additional investment by exchange from an existing
                    Evergreen Funds account by contacting your investment professional or an
                    Evergreen service representative, by calling the Evergreen Express Line at
                    1-800-346-3858 or by visiting our website at
                    www.evergreeninvestments.com.**

                  o You can only exchange shares from your account within the same class and under the same registration.

                  o There is no sales charge or redemption fee when exchanging funds within the Evergreen Fund family.***

                  o Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m.
                    Eastern time will be processed at the next market day's closing price.*

                  o Exchanges are limited to three per calendar quarter, but in no event more than five per calendar year.**

                  o Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee. (See "Exceptions: Redemption
                    Requests That Require A Signature Guarantee" on the next page).

Systematic        o You can transfer money automatically from your bank         o To establish automatic investing for an existing
Investment          account into your Fund account on a monthly or quarterly      account, call 1-800-343-2898 for an application.
Plan (SIP)+         basis.
                                                                                o The minimum is $25 per month or $75 per quarter.
                  o Initial investment minimum is $50 if you invest at least
                    $25 per month with this service.                            o You can also establish an investing program
                                                                                  through direct deposit from your paycheck. Call
                  o To enroll, check off the box on the account application       1-800-343-2898 for details.
                    and provide:

                    - your bank account information

                    - the amount and date of your monthly or quarterly
                      investment.

* The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen Funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

** Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

*** This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge.

+ Evergreen Investment Services, Inc. (EIS) will fund a $50 initial investment in Class A shares of the Evergreen Funds for employees of Wachovia Corporation (Wachovia) and its affiliates when the employee enrolls in a new Evergreen SIP and agrees to subsequent monthly investments of $50. EIS will fund a $100 initial investment in Class A shares of the Evergreen Funds for employees of Wachovia when the employee enrolls in a new Evergreen SIP through a CAP account and agrees to subsequent monthly investments of $100. To be eligible for either of these offers, the employee must open an account with First Union Securities, Inc. to execute the transactions. If the employee redeems his/her shares within 12 months after the month of purchase, EIS reserves the right to reclaim its $50 or $100 initial investment.


                                                            FIXED INCOME FUNDS 7

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                                    EVERGREEN
--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen Funds:

Methods      Requirements
Call Us      o Call the Evergreen Express Line at 1-800-346-3858 24 hours a day or to speak with an Evergreen Funds service representative call 1-800-343-2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.

             o This service must be authorized ahead of time, and is only available for regular accounts.*

             o All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4
               p.m. Eastern time will be processed the following business day.**

             o We can either:

               - wire the proceeds into your bank account (service charges may apply)

               - electronically transmit the proceeds into your bank account via the
                 Automated Clearing House service

               - mail you a check.

             o All telephone calls are recorded and may be monitored for your protection.
               We are not responsible for acting on telephone orders we believe are genuine.

             o See "Exceptions: Redemption Requests That Require A Signature Guarantee"
               below for requests that must be made in writing with your signature guarantee.

Write Us     o You can mail a redemption request to:  Postal Service Address:     Overnight Address:
                                                      Evergreen Funds             Evergreen Funds
                                                      P.O. Box 8400               66 Brooks Drive, Suite 8400
                                                      Boston, MA 02266-8400       Braintree, MA 02184-3800

             o Your letter of instructions must:

               - list the Fund name and the account number

               - indicate the number of shares or dollar value you wish to redeem

               - be signed by the registered owner(s).

             o See "Exceptions: Redemption Requests That Require A Signature Guarantee" below for requests that must be signature guaranteed.

             o To redeem from an IRA or other retirement account, call 1-800-343-2898 for special instructions.

Redeem Your  o You may also redeem your shares by contacting your investment professional or
Shares in      an Evergreen service representative.
Person
             o A fee may be charged for this service.

Systematic   o You can transfer money automatically from your Fund account on a monthly or
Withdrawal     quarterly basis--without redemption fees.
Plan (SWP)
             o The withdrawal can be mailed to you, or deposited directly into your bank account.

             o The minimum is $75 per month.

             o The maximum is 1.00% of your account per month or 3.00% per quarter.

             o To enroll, call 1-800-343-2898 for instructions.

* Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

** The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen Funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and ten business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000.

Exceptions: Redemption Requests That Require A Signature Guarantee

To protect you and the Evergreen Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

o     You are redeeming more than $50,000.

o You want the proceeds transmitted into a bank account not listed on the account

o You want the proceeds payable to anyone other than the registered owner(s) of the account

o Either your address or the address of your bank account has been changed within 30 days

o The account is registered in the name of a fiduciary corporation or any other organization.

      In these cases, additional documentation is required:

      corporate accounts:  certified copy of corporate resolution fiduciary accounts:  copy of the power of attorney or other governing document

Who Can Provide A Signature Guarantee:

o     Commercial Bank

o     Trust Company

o     Savings Association

o     Credit Union

o     Member of a U.S. stock exchange


8 FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                    EVERGREEN
--------------------------------------------------------------------------------

OTHER SERVICES

Evergreen Express Line
1-800-346-3858

Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen Funds portfolio managers.

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction

If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our website at www.evergreeninvestments.com for more information.

Telephone Investment Plan

You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange

You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class and same account registration--automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.

Reinstatement Privileges

Within 90 days of redemption you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen Fund. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account at the NAV on the date of reinstatement and your deferred sales charge schedule will resume from the time of the original redemption.

THE TAX CONSEQUENCES OF INVESTING IN THE FUND

You may be taxed in two ways:

o     On Fund distributions (dividends and capital gains)

o     On any profit you make when you sell any or all of your shares.

Fund Distributions

A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Fund will distribute two types of taxable income to you:

o Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. The Fund pays a monthly dividend from the dividends, interest and other income on the securities in which it invests.

o Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

Dividend and Capital Gain Reinvestment

Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

Profits You Realize When You Redeem Shares

When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual


                                                            FIXED INCOME FUNDS 9

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting

Evergreen Service Company, LLC provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them.

Evergreen Service Company, LLC will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Fund.

Retirement Plans

You may invest in an Evergreen Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

FEES AND EXPENSES OF THE FUND

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12b-1 Fees

The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Class A, Class B and Class C shares. Up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares may be payable as 12b-1 fees. However, currently the 12b-1 fees for Class A shares are limited to 0.10% of the average daily net assets of the class. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end sales charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Fund may use 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

Other Expenses

Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses

The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's NAV is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and
(iii) the Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.


10 FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                    EVERGREEN
--------------------------------------------------------------------------------

OTHER FUND PRACTICES

The Fund may invest in futures and options which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as stock or a bond, or an underlying economic factor, such as an index or an interest rate. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge the Fund's portfolio to protect against changes in interest rates, to adjust the portfolio's duration, to maintain the Fund's exposure to its market, to manage cash or to attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

Although not a principal investment strategy, the Fund may invest up to 20% of its assets in below investment grade bonds. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and resulting in a decreased liquidity of such bonds.

Although not currently an investment practice, the Fund may engage in transactions that create leverage, including certain types of mortgage dollar rolls, with up to 30% of the Fund's assets. Leveraging can create special risks. Leveraging can exaggerate changes in the Fund's net asset value and performance as well as magnify the risks associated with the underlying securities in which the Fund invests.

Please consult the SAI for more information regarding these and other investment practices used by the Fund, including risks.


                                                           FIXED INCOME FUNDS 11

--------------------------------------------------------------------------------
                                    EVERGREEN
--------------------------------------------------------------------------------

                                 Evergreen Funds

Institutional Money Market Funds

Cash Management Money Market Fund
Institutional 100% Treasury Money Market Fund
Institutional Money Market Fund
Institutional Municipal Money Market Fund
Institutional Treasury Money Market Fund
Institutional U.S. Government Money Market Fund
Prime Cash Management Money Market Fund

Money Market Funds

California Municipal Money Market Fund
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund
U.S. Government Money Market Fund

State Municipal Bond Funds

Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

National Municipal Bond Funds

High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Intermediate Term Municipal Bond Fund
Municipal Bond Fund
Short-Intermediate Municipal Bond Fund

Short and Intermediate Term Bond Funds

Adjustable Rate Fund
Limited Duration Fund
Short Intermediate Bond Fund

Intermediate and Long Term Bond Funds

Core Bond Fund
Diversified Bond Fund
Fixed Income Fund II
High Yield Bond Fund
Select High Yield Bond Fund
Strategic Income Fund
U.S. Government Fund

Balanced Funds

Balanced Fund
Foundation Fund
Select Balanced Fund
Tax Strategic Foundation Fund

Growth and Income Funds

Blue Chip Fund
Equity Income Fund
Equity Index Fund
Growth and Income Fund
Small Cap Value Fund
Strategic Value Fund
Value Fund

Domestic Growth Funds
Aggressive Growth Fund
Capital Growth Fund
Core Equity Fund
Evergreen Fund
Growth Fund
Large Company Growth Fund
Masters Fund
Omega Fund
Premier 20 Fund
Select Small Cap Growth Fund
Select Strategic Growth Fund
Small Company Growth Fund
Special Equity Fund
Special Values Fund
Stock Selector Fund
Tax Strategic Equity Fund

Sector Funds

Health Care Fund
Technology Fund
Utility and Telecommunications Fund

Global and International Funds

Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Bond Fund
International Growth Fund
Precious Metals Fund


12 FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                              QUICK REFERENCE GUIDE
--------------------------------------------------------------------------------

(1)   Evergreen Express Line

            Call 1-800-346-3858

            24 hours a day to

            o     check your account

            o     order a statement

            o     get a Fund's current price, yield and total return

            o     buy, redeem or exchange Fund shares

(2)   Shareholder Services

            Call 1-800-343-2898

            Monday through Friday, 8 a.m. to 6 p.m. Eastern time to

            o     buy, redeem or exchange shares

            o     order applications

            o     get assistance with your account

(3)   Information Line for Hearing and Speech Impaired (TTY/TDD)

            Call 1-800-343-2888

            Monday through Friday, 8 a.m. to 6 p.m. Eastern time

(4)   Write us a letter

            Evergreen Funds
            P.O. Box 8400
            Boston, MA 02266-8400

            o     to buy, redeem or exchange shares

            o     to change the registration on your account

            o     for general correspondence

(5)   For express, registered or certified mail

            Evergreen Funds
            66 Brooks Drive, Suite 8400
            Braintree, MA 02184-3800

(6)   Visit us on-line

            www.evergreeninvestments.com

(7)   Regular communications you will receive

            Account Statements--You will receive quarterly statements for each Fund in which you invest. Please review and promptly notify Evergreen Funds of any inaccuracies.

            Confirmation Notices--A confirmation of transactions, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen Funds of any inaccuracies.

            Annual and Semi-annual Reports--You will receive a detailed financial report on each Fund you invest in twice a year.

            Tax Forms--Each January you will receive any Fund tax information you need to complete your tax returns as well as the Evergreen Funds Tax Information Guide.

For More Information About Evergreen Short Intermediate Bond Fund, Ask for:

The Fund's most recent Annual or Semi-annual report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date, as well as commentary from the Fund's portfolio managers. This report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents, call 1-800-343-2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreeninvestments.com.

Information about the Fund (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information about the operation of the Public Reference Room, call the SEC at 202-942-8090.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

                                                         SEC File No.: 811-08365
                                                                      560920 RV1

[LOGO]
Evergreen Investments(SM)
         MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034